UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

HNO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56568	20-2781289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4115 Eastman Drive, Suite B Murrieta, CA	92562
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (951) 305-8872

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 1.01 Entry into a Material Definitive Agreement

Extension of Promissory Notes:

On March 1, 2024, HNO International, Inc., a Nevada corporation (the "Company"), entered into an Extension to Promissory Note (the "1st Extension") with HNO Green Fuels, Inc., a Nevada corporation (“HNOGF”), pursuant to the terms set forth in the 1st Extension. The 1st Extension amends the Promissory Note issued on March 1, 2023, extending the Maturity Date of March 1, 2024 to December 31, 2024.

On March 1, 2024, the Company entered into an Extension to Promissory Note (the "2nd Extension") with HNOGF, pursuant to the terms set forth in the 2nd Extension. The 2nd Extension amends the Promissory Note issued on March 8, 2023, extending the Maturity Date of March 8, 2024 to December 31, 2024.

On March 1, 2024, the Company entered into an Extension to Promissory Note (the "3rd Extension") with HNOGF, pursuant to the terms set forth in the 3rd Extension. The 3rd Extension amends the Promissory Note issued on March 23, 2023, extending the Maturity Date of March 23, 2024 to December 31, 2024.

On March 1, 2024, the Company entered into an Extension to Promissory Note (the "4th Extension") with HNOGF, pursuant to the terms set forth in the 4th Extension. The 4th Extension amends the Promissory Note issued on April 3, 2023, extending the Maturity Date of April 3, 2024 to December 31, 2024.

On March 1, 2024, the Company entered into an Extension to Promissory Note (the "5th Extension") with HNOGF, pursuant to the terms set forth in the 5th Extension. The 5th Extension amends the Promissory Note issued on April 13, 2023, extending the Maturity Date of April 13, 2024 to December 31, 2024.

On March 1, 2024, the Company entered into an Extension to Promissory Note (the "6th Extension") with HNOGF, pursuant to the terms set forth in the 6th Extension. The 6th Extension amends the Promissory Note issued on April 17, 2023, extending the Maturity Date of April 17, 2024 to December 31, 2024.

The foregoing descriptions of the extensions is only a summary and does not purport to be complete and is qualified in its entirety by reference to such documents. Copies of the extensions are filed as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document
99.1	Extension to Promissory Note, dated March 1, 2023, between HNO International, Inc. and HNO Green Fuels, Inc. - Executed March 1, 2024
99.2	Extension to Promissory Note, dated March 8, 2023, between HNO International, Inc. and HNO Green Fuels, Inc. - Executed March 1, 2024
99.3	Extension to Promissory Note, dated March 23, 2023, between HNO International, Inc. and HNO Green Fuels, Inc. - Executed March 1, 2024
99.4	Extension to Promissory Note, dated April 3, 2023, between HNO International, Inc. and HNO Green Fuels, Inc. - Executed March 1, 2024
99.5	Extension to Promissory Note, dated April 13, 2023, between HNO International, Inc. and HNO Green Fuels, Inc. - Executed March 1, 2024
99.6	Extension to Promissory Note, dated April 17, 2023, between HNO International, Inc. and HNO Green Fuels, Inc. - Executed March 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNO International, Inc. (Registrant)
Date: March 5, 2024	By: /s/ Paul Mueller Paul Mueller Chief Executive Officer

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